UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

December 31, 2007

MONOLITHIC POWER SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51026	77-0466789
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6409 Guadalupe Mines Road, San Jose, CA 95120

(Address of principal executive offices) (Zip Code)

(408) 826-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 5, 2008, Monolithic Power Systems, Inc. (“MPS”), a Delaware corporation, issued a press release and held a conference call regarding its financial results for the quarter and fiscal year ended December 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

The information under this Item 2.02 of this Current Report on Form 8-K and the exhibit attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the 1934 Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2008, the Compensation Committee of the Board of Directors of Monolithic Power Systems, Inc. approved the following 2007 and 2008 maximum performance bonuses for its named executive officers, as follows:

	Maximum 2007 Performance Bonus	Maximum 2008 Performance Bonus
Michael Hsing	$188,500	$612,000
C. Richard Neely, Jr.	$145,000	$238,000
Deming Xiao	$145,000	$238,000
Maurice Sciammas	$145,000	$238,000
Adriana Chiocchi	$116,000	$214,200
Paul Ueunten	$116,000	$190,400
James C. Moyer	$72,500	$85,000

The Board of Directors also ratified the following cash performance bonus disbursements to those Section 16 officers set forth below:

	Cash Bonuses Paid for the First Half of 2007	Cash Bonuses Paid for the Second Half of 2007
Michael Hsing	$100,000	$88,500
C. Richard Neely, Jr.	$64,375	$80,625
Deming Xiao	$64,375	$80,625
Maurice Sciammas	$64,375	$80,625
Adriana Chiocchi	$51,500	$64,500
Paul Ueunten	$33,913	$82,087
James C. Moyer	$30,938	$41,562

Item 8.01	Other Events.

On January 31, 2008, the Board of Directors of MPS approved the repurchase of up to $25 million dollars of the Company’s stock over the next calendar year. The Company may repurchase its Common Stock from time to time in compliance with the Securities and Exchange Commission’s regulations and other legal requirements, and subject to market conditions and other factors. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press Release issued on February 5, 2008, announcing the financial results for the quarter and fiscal year ended December 31, 2007

99.2	Press Release, dated February 5, 2008, announcing the approval of the stock repurchase program

Index to Exhibits

Exhibit	Description

99.1	Press Release issued on February 5, 2008, announcing the financial results for the quarter and fiscal year ended December 31, 2007

99.2	Press Release, dated February 5, 2008, announcing the approval of the stock repurchase program

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 5, 2008	By:	/s/ C. Richard Neely, Jr.
C. Richard Neely, Jr.
Chief Financial Officer
(Principal Financial and Accounting Officer and
Duly Authorized Officer)